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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 27, 2000 relating to the financial statements of PeoplePC Inc., which appears in the registration statement (No. 333-34114) on Form S-1 dated August 15, 2000 of PeoplePC Inc for the year ended December 31, 1999.

San Francisco, California
November 29, 2000